Exhibit 99.1

NEITHER THIS WARRANT, NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. CI-	Date of Issuance:

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

ENVIRONMENTAL POWER CORPORATION

THIS CERTIFIES that, for value received, Cargill, Incorporated (the “Registered Holder”) is entitled to purchase from ENVIRONMENTAL POWER CORPORATION, a Delaware corporation (the “Company”), subject to the terms and conditions hereof, [insert amount equal to 1% of the outstanding shares of EPC common stock on a fully-diluted basis on such date (the “Warrant Issuance Date”) as the Registered Holder has satisfied the conditions set forth in Section 2.1 (i) of the Business Development Agreement, dated [Date] between the Registered Holder and Company.] shares (the “Warrant Shares”) of common stock, $0.01 par value (the “Common Stock”). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the “Warrant” and the holder of this Warrant is referred to as the “Holder.” The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00 pm Eastern Time on [insert date that is five (5) calendar years from the Warrant Issuance Date] (the “Termination Date”).

1. Exercise.

(a) Exercise for Cash. The Registered Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $[insert price equal to 75% of the closing price of the Common Stock on the last trading day immediately prior to the date of issuance] per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant, along with the completed and executed Purchase Form attached as Exhibit I, at the principal office of the Company, and by payment to the Company of the Exercise Price in lawful money of the United States by check or wire transfer for each Warrant Share being purchased.

(b) Cashless Exercise.

(i) The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

X =	Y(A-B)
A

Where: X =	the number of Warrant Shares that shall be issued to the Registered Holder;

Y =	the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Exercise Price);

A =	the Fair Market Value (as defined below) of one share of Common Stock; and

B =	the Exercise Price then in effect.

(ii) The Fair Market Value per share of Common Stock shall be determined as follows:

(1) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2)).

(2) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by in good faith by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than twenty (20) business days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder. If the Registered Holder is dissatisfied with the Board’s determination of Fair Market Value, the Registered Holder may engage, at the Registered Holder’s expense, a third party to determine the Fair Market Value, which third party shall be reasonably acceptable to Company, and the Fair Market Value shall be as determined by such third party.

(iii) Automatic Conversion. If, at 5 p.m. on the trading day immediately preceding the Termination Date, this Warrant has not been fully exercised, then as of such date, the Registered Holder shall be deemed to have made a cashless exercise of this Warrant in accordance with this Section 1(c) to the full extent of the Warrant Shares into which this Warrant is then exercisable pursuant to this Section 1(c), without any action or notice by the Registered Holder.

(c) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) or 1(b) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(d) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(b), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Exercise Price).

The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

2. Adjustments.

(a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (either such date being referred to as the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Exercise Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefore, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Exercise Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(d) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a) or 2(b)) (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than twenty (20) business days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than twenty (20) business days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

(f) Multiple Dilutive Events. Notwithstanding anything else contained herein to the contrary, if any event occurs as to which more than one subsection of this Section 2 would apply, then the parties agree that the operation of this Section 2 shall be limited to the preservation, without dilution, of the purchase rights represented by this Warrant prior to such dilutive event, and in no event shall Registered Holder be put in a more or less advantageous position as a result of the operation of the provisions of this Agreement than Registered Holder’s position prior to any such dilutive event.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b)(ii) above.

4. Investment Representations. The initial Registered Holder represents and warrants to the Company, on the date of this Warrant and on the date of each exercise of this Warrant, as follows:

(a) Investment. It is acquiring the Warrant, and (if and when it exercises this Warrant) it will acquire the Warrant Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Registered Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(b) Accredited Investor. The Registered Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Act”).

(c) Experience. The Registered Holder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; and the Registered Holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company.

5. Representations, Warranties and Covenants of Company.

(a) Legal Status; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified or licensed to do business in each jurisdiction in which the failure to qualify or be license would be likely to have a material adverse effect on the business or assets of the Company taken as a whole.

(b) Authority. The Company has the right and power, and is duly authorized and empowered, to enter into, execute, deliver and perform this Warrant;

(c) Binding Effect. This Warrant has been duly authorized, executed and delivered and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms;

(d) No Conflict. The execution, delivery and/or performance by the Company of this Warrant shall no, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the Company’s Articles of Incorporation or By-laws or contained in any agreement, instrument, or document to which Company is a party or by which it is bound;

(e) Consents. No consent, approval, authorizations or other order of any court, regulatory body, administrative agency or other governmental body is required for the valid issuance of the Warrant or for the performance of any of the Company’s obligations hereunder.

6. Covenants of Company.

(a) Authorized Shares. The Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, when considered together with all other obligations of the Company to issue shares of Common Stock.

(b) Proper Issuance. The Company, at its expense, will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed. Such action may include, but not be limited to, causing such shares to be duly approved for listing on any domestic securities exchange or national securities market on which the Common Stock is then listed.

(c) Fully Paid Shares. The Company will take all actions necessary or appropriate to validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant. All such shares will be free from all taxes, liens and charges with respect to this issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance or taxes in respect of income realized by the Registered Holder upon exercise hereof or any sale or disposition of the Warrant Shares.

7. Transfers, etc.

(a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5, or (ii) a transfer made in accordance with Rule 144 under the Act.

(b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

Subject to the satisfaction of the conditions set forth therein, the foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

(c) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(d) Subject to the provisions of Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

8. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

9. Notices of Record Date, etc. In the event:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

10. Exchange or Replacement of Warrants.

(a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety bond if the Company so requires) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

11. Agreement in Connection with Public Offering. The Registered Holder agrees, in connection with any underwritten public offering of the Company’s securities pursuant to a registration statement under the Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Registered Holder (other than any shares included in the offering) without the prior written consent of the Company or the underwriters managing such underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

12. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered (i) two business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Exercise Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

14. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

15. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

16. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

17. Facsimile Signatures. This Warrant may be executed by facsimile signature.

18. Survival of Representations and Warranties. The representations and warranties of the Company and the Registered Holder in this Warrant shall survive the execution and delivery of this Warrant and the consummation of the transactions contemplated hereby, notwithstanding any investigation by either party or their respective agents.

EXECUTED as of the Date of Issuance indicated above.

ENVIRONMENTAL POWER CORPORATION

By:

Name:

Title:

ATTEST:

Secretary

EXHIBIT I

PURCHASE FORM

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.         ), hereby elects to purchase (check applicable box):

☐                      shares of the Common Stock of Environmental Power Corporation covered by such Warrant; or

☐ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

☐	$ in lawful money of the United States; and/or

☐	the cancellation of such portion of the attached Warrant as is exercisable for a total of Warrant Shares (using a Fair Market Value of $ per share for purposes of this calculation) ; and/or

☐	the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

Signature:

Address:

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                   hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. CI-            ) with respect to the number of shares of Common Stock of ENVIRONMENTAL POWER CORPORATION covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Signature:

Signature Guaranteed:

By:

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.